UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2023

HARMONIC INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)
2590 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)

(408) 542-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HLIT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement
Amendment to Credit Agreement
On September 29, 2023, Harmonic Inc. (the “Company”) entered into a fifth amendment (“Amendment No. 5”) to that certain Credit Agreement, dated December 19, 2019, by and among the Company and Harmonic International GmbH, as co-borrowers, and JPMorgan Chase Bank, N.A., as lender (the “Credit Facility”). Amendment No. 5 amends the Credit Facility to permit the Company to enter into the Purchase Agreement (as defined below) and enter into the transactions contemplated therein.
The description of Amendment No. 5 is qualified in its entirety by reference to the text of Amendment No. 5, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Master Receivables Purchase Agreement
On September 29, 2023, the Company entered into a Master Receivables Purchase Agreement (the “Purchase Agreement”) with JPMorgan Chase Bank, N.A., as purchaser (the “Purchaser”), pursuant to which the Company may, from time to time, sell to the Purchaser certain accounts receivable, in an aggregate outstanding amount of up to $30 million.
The description of the Purchase Agreement is qualified in its entirety by reference to the text of the Purchase Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description
10.1	Fifth Amendment to Credit Agreement, dated as of September 29, 2023, by and among Harmonic Inc., Harmonic International GmbH and JPMorgan Chase Bank, N.A.
10.2	Master Receivables Purchase Agreement, dated as of September 29, 2023, by and between Harmonic Inc. and JPMorgan Chase Bank, N.A.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2023	HARMONIC INC.

	By:	/s/ Walter Jankovic
Walter Jankovic
Chief Financial Officer